Guggenheim Funds Trust
805 King Farm Blvd., Suite 600
Rockville, Maryland 20850
Supplement Dated May 31, 2017
to the currently effective Statutory Prospectus (the “Prospectus”), as may be supplemented from time to time, for Guggenheim Alpha Opportunity Fund (the “Fund”)
This supplement provides updated information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.
At a meeting held on May 23-24, 2017, the Board of Trustees of Guggenheim Funds Trust (the "Board") approved a reduction in the advisory fee paid by the Fund effective May 31, 2017 from 1.25% to 0.90%. The Board also approved an equivalent reduction in the expense limitation for each share class of the Fund, effective as of the same date. Accordingly, the following changes to the Prospectus are effective May 31, 2017.
The Fund's Annual Fund Operating Expenses table in the section of the Prospectus entitled “Fees and Expenses of the Fund” is deleted in its entirety and replaced as follows:

	Class A	Class C	Institutional Class	Class P
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None	1.00%	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees[1]	0.90%	0.90%	0.90%	0.90%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None	0.25%
Other Expenses	1.19%	1.66%	0.98%	0.94%
Short Sales Dividend and Interest Expenses	0.58%	0.60%	0.60%	0.57%
Remaining Other Expenses	0.61%	1.06%	0.38%	0.37%
Total Annual Fund Operating Expenses	2.34%	3.56%	1.88%	2.09%
Fee Waiver (and/or expense reimbursement)[2]	0.00%	-0.45%	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	2.34%	3.11%	1.88%	2.09%

[1]	Restated to reflect current management fees.

[2]
Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”), has contractually agreed through February 1, 2019 to waive fees and/or reimburse expenses to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees (if any), but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) (“Operating Expenses”) of the Fund to the annual percentage of average daily net assets for each class of shares as follows: Class A-1.76%, Class C-2.51%, Institutional Class-1.51%, and Class P-1.76%. The Investment Manager is entitled to reimbursement by the Fund of fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement, provided that the Operating Expenses do not exceed the then-applicable expense cap. The agreement will expire when it reaches its termination or when the Investment Manager ceases to serve as such and it can be terminated by the Fund’s Board of Trustees, with certain waived fees and reimbursed expenses subject to the recoupment rights of the Investment Manager.

The Fund's expense example in the section of the Prospectus entitled “Example” is deleted in its entirety and replaced as follows:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although the actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C		Institutional	Class P
		Redeemed	Not Redeemed
1 Year	$701	$414	$314	$191	$212
3 Years	$1,171	$1,050	$1,050	$591	$655
5 Years	$1,666	$1,807	$1,807	$1,016	$1,124
10 Years	$3,024	$3,798	$3,798	$2,201	$2,421
The above Example reflects applicable contractual fee waiver/expense reimbursement arrangements for the current duration of the arrangements only.
Any other references to the Fund's advisory fee and expense limitation for each share class of the Fund are updated accordingly.
Please Retain This Supplement for Future Reference

SUMRAO-SUP-0517x0118